Exhibit 99.1

TOYS “R” US LIMITED: ACCOUNTS

PROFIT AND LOSS ACCOUNT

For the 52 weeks ended 2 February 2002

	2002 (52 weeks) £’000	2001 (53 weeks) £’000
TURNOVER	488,304	430,622
Cost of sales	348,277	302,842

Gross profit	140,027	127,780
Other operating expenses	116,468	114,537

OPERATING PROFIT	23,559	13,243
Profit on disposal of property interests	899	—
Other income	1,447	1,712
Interest payable	(10,365)	(9,735)

PROFIT ON ORDINARY ACTIVITIES BEFORE TAXATION	15,540	5,220
Taxation charge	5,650	2,204

PROFIT FOR THE FINANCIAL PERIOD	9,890	3,016
Dividends - ordinary dividends paid on equity shares	—	—

PROFIT RETAINED FOR THE FINANCIAL PERIOD	9,890	3,016

STATEMENT OF TOTAL RECOGNISED GAINS AND LOSSES

There are no recognised gains or losses other than the profit of £9,890,000 in the 52 week period ended 2 February 2002 (£3,016,000 in the 53 week period ended 3 February 2001).

BALANCE SHEET

At 2 February 2002

	2002 £’000	2001 £’000
FIXED ASSETS
Tangible assets	207,965	64,423
CURRENT ASSETS
Stock	40,459	41,647
Debtors	47,596	25,499
Cash at bank and in hand	45,959	46,668

	134,014	113,814
CREDITORS: amounts falling due within one year	(252,373)	(98,745)

NET CURRENT ASSETS/(LIABILITIES)	(118,359)	15,069

TOTAL ASSETS LESS CURRENT LIABILITIES	89,606	79,492
CREDITORS: amounts falling due after more than one year	(55,000)	(62,188)
PROVISION FOR LIABILITIES AND CHARGES	(14,681)	(7,269)

TOTAL ASSETS LESS LIABILITIES	19,925	10,035

CAPITAL AND RESERVES
Called up share capital	100	100
Profit and loss account	19,825	9,935

EQUITY SHAREHOLDERS’ FUNDS	19,925	10,035

Approved by the Board on 5/8/02

Directors

NOTES TO THE ACCOUNTS

At 2 February 2002

1.	ACCOUNTING POLICIES (CONTINUED)

Deferred taxation (continued)

•	Deferred taxation assets are recognised only to the extent that it is more likely than not that there will be suitable taxable profits from which the underlying timing differences can be deducted.

Deferred taxation is measured on an undiscounted basis at the tax rates that are expected to apply in the periods in which the timing differences reverse, based on tax rates and laws enacted at the balance sheet date.

Leases

Rentals paid under operating leases are charged to income on a straight line basis over the term of the lease.

Pension costs

Pension costs continue to be recognised under SSAP 24 on a systematic basis so that the costs of providing retirement benefits to employees are evenly matched, so far as possible, to the service lives of the employees concerned. Any excess or deficiency of the actuarial value of assets over the actuarial value of liabilities of the pension scheme is allocated over the average remaining service lives of current employees.

Provisions for liabilities and charges

Onerous contract costs represent amounts for properties which are surplus to the company’s trading requirements. Provisions are charged to operating profits, and recorded within provisions for liabilities and charges, when properties become surplus to normal requirements. The provision charged represents the best estimate of unavoidable future costs. These provisions are reviewed annually.

2.	TURNOVER

Turnover comprises the value of goods sold to customers in the United Kingdom, exclusive of VAT. All turnover relates to continuing retail activities.

3.	OTHER OPERATING EXPENSES

	2002 (52 weeks) £’000	2001 (53 weeks) £’000
Retail and distribution costs	100,600	101,085
Administrative expenses	15,868	13,452

	116,468	114,537

NOTES TO THE ACCOUNTS

At 2 February 2002

4.	OTHER INCOME

	2002 (52 weeks) £’000	2001 (53 weeks) £’000
Bank interest	642	896
Interest receivable on intercompany loan	805	816

	1,447	1,712

5.	INTEREST PAYABLE

	2002 (52 weeks) £’000	2001 (53 weeks) £’000
Bank loans and overdrafts	131	8
Interest payable on group loans	10,234	9,727

	10,365	9,735

6.	PROFIT ON ORDINARY ACTIVITIES

	2002 (52 weeks) £’000	2001 (53 weeks) £’000
Profit for the period is stated after charging:
Leasehold property rents - external	16,890	15,741
- fellow subsidiary	2,891	11,673
Depreciation of tangible fixed assets	7,843	5,163
Hire of assets under operating leases	1,354	1,484
Auditors’ remuneration - audit services	60	55
- non audit services	38	51
Royalty payments	14,638	12,898

7.	TAXATION

Tax on profit on ordinary activities

	2002 (52 weeks) £’000	2001 (52 weeks) £’000
Current tax:
UK corporation tax on profits for the period	3,953	7
Group relief payable	643	1,025
Adjustments in respect of previous periods	(8)	(1)

	4,588	1,031
Deferred Tax:
Originating and reversal of timing differences	1,062	1,173

	1,062	1,173

	5,650	2,204

Profit and Loss Account

for the 52 weeks ended 1 February 2003

	2003 (52 weeks) £’000	2002 (52 weeks) £’000
Turnover	535,796	488,304
Cost of sales	380,664	348,277

Gross profit	155,132	140,027
Other operating expenses	131,128	116,468

Operating profit	24,004	23,559
(Loss)/profit on disposal of property interests	(1,047)	899

	22,957	24,458
Other income	1,694	1,447
Interest payable	(13,671)	(10,365)

Profit on ordinary activities before taxation	10,980	15,540
Taxation charge	4,130	5,650

Profit for the financial period	6,850	9,890

Statement of Total Recognised Gains and Losses

There are no recognised gains or losses other than the profit of £6,850,000 in the 52 week period ended 1 February 2003 (£9,890,000 in the 52 week period ended 2 February 2002).

Balance Sheet

at 1 February 2003

	2003 £’000	2002 £’000
Fixed assets
Tangible assets	207,507	207,965
Current assets
Stock	46,218	40,459
Debtors	34,233	47,596
Cash at bank and in hand	76,897	45,959

	157,348	134,014
Creditors: amounts falling due within one year	(268,479)	(252,373)

Net current assets/(liabilities)	(111,131)	(118,359)

Total assets less current liabilities	96,376	89,606
Creditors: amounts falling due after more than one year	(55,000)	(55,000)
Provision for liabilities and charges	(14,601)	(14,681)

Total assets less liabilities	26,775	19,925

Capital and reserves
Called up share capital	100	100
Profit and loss account	26,675	19,825

Equity shareholders’ funds	26,775	19,925

Approved by the Board on 6/6/03

Directors

Notes to the Financial Statements

at 1 February 2003

1.	Accounting policies (continued)

Deferred taxation (continued)

Deferred taxation is measured on an undiscounted basis at the tax rates that are expected to apply in the periods in which the timing differences reverse, based on tax rates and laws enacted or substantively enacted at the balance sheet date.

Leases

Rentals paid under operating leases are charged to income on a straight line basis over the term of the lease.

Pension costs

Pension costs continue to be recognised under SSAP 24 on a systematic basis so that the costs of providing retirement benefits to employees are evenly matched, so far as possible, to the service lives of the employees concerned. Any excess or deficiency of the actuarial value of assets over the actuarial value of liabilities of the pension scheme is allocated over the average remaining service lives of current employees.

Provisions for liabilities and charges

Onerous contract costs represent amounts for properties which are surplus to the company’s trading requirements. Provisions are charged to operating profits, and recorded within provisions for liabilities and charges, when properties become surplus to normal requirements. The provision charged represents the best estimate of unavoidable future costs. These provisions are reviewed annually.

2.	Turnover

Turnover comprises the value of goods sold to customers in the United Kingdom, exclusive of VAT. All turnover relates to continuing retail activities.

3.	Other operating expenses

	2003 (52 weeks) £’000	2002 (52 weeks) £’000
Retail and distribution costs	114,447	100,600
Administrative expenses	16,681	15,868

	131,128	116,468

Notes to the Financial Statements

at 1 February 2003

4.	Operating Profit

	2003 (52 weeks) £’000	2002 (52 weeks) £’000
Operating profit for the period is stated after charging:
Leasehold property rents - external	17,990	16,890
- fellow subsidiary	2,891	2,891
Depreciation of tangible fixed assets	8,744	7,843
Hire of assets under operating leases	1,437	1,354
Auditors’ remuneration - audit services	62	60
- non audit services	22	38
Royalty payments	16,074	14,638

Profit and loss account

for the 52 weeks from 2 February 2003 to 31 January 2004

	Period from 2 Feb 03 to 31 Jan 04 £000	Period from 3 Feb 02 to 1 Feb 03 £000
Turnover	521,697	535,796
Cost of sales	357,051	365,420

Gross profit	164,646	170,376

Distribution costs	138,363	129,691
Administrative expenses	14,489	16,681

Operating profit	11,794	24,004
Loss on disposal of tangible fixed assets	—	(1,047)

	11,794	22,957

Interest receivable	1,931	1,694
Interest payable	(12,532)	(13,671)

	(10,601)	(11,977)

Profit on ordinary activities before taxation	1,193	10,980
Tax on profit on ordinary activities	1,538	4,130

(Loss)/profit retained for the financial 52 weeks	(345)	6,850

Statement of total recognised gains and losses

There are no recognised gains or losses other than the loss of £345,000 attributable to the shareholders for the 52 weeks ended 31 January 2004 (2003 - profit of £6,850,000).

Balance sheet

at 31 January 2004

	31 Jan 04 £000	1 Feb 03 £000
Fixed assets
Tangible assets	201,571	207,507

Current assets
Stocks	41,416	46,218
Debtors	36,110	34,233
Cash at bank	87,648	76,897

	165,174	157,348
Creditors: amounts falling due within one year	270,579	268,479

Net current liabilities	(105,405)	(111,131)

Total assets less current liabilities	96,166	96,376
Creditors: amounts falling due after more than one year	55,000	55,000
Provisions for liabilities and charges
Provisions for liabilities and charges	14,736	14,601

	26,430	26,775

Capital and reserves
Called up share capital	100	100
Profit and loss account	26,330	26,675

Equity shareholders funds	26,430	26,775

3/08/2004

Notes to the financial statements

at 31 January 2004

1.	Accounting policies (continued)

Deferred taxation

Deferred tax is recognised in respect of all timing differences that have originated but not reversed at the balance sheet date where transactions or events have occurred at that date that will result in an obligation to pay more, or a right to pay less or to receive more, tax, with the following exceptions:

•	Provision is made for gains on disposal of fixed assets that have been rolled over into replacement assets only where, at the balance sheet date, there is a commitment to dispose of the replacement assets with no likely subsequent roll over.

•	Deferred tax assets are recognised only to the extent that the directors consider that it is more likely than not that there will be suitable taxable profits from which the future reversal of the underlying timing differences can be deducted.

Deferred tax is measured on an undiscounted basis at the tax rates that are expected to apply in the periods in which timing differences reverse, based on tax rates and laws enacted or substantively enacted at the balance sheet date.

Foreign currencies

Transactions in foreign currencies are recorded at the rate ruling at the date of the transaction. Monetary assets and liabilities denominated in foreign currencies are retranslated at the rate of exchange ruling at the balance sheet date. All differences are taken to the profit and loss account.

Operating lease agreements

Rentals paid under operating leases are charged to income on a straight-line basis over the term of the lease.

Pension costs

The company operates both a defined benefit pension scheme and a defined contribution pension scheme. Contributions to the defined benefit pension scheme continue to be recognised under SSAP 24 on a systematic basis so that the costs of providing retirement benefits to employees are evenly matched, so far as possible, to the service lives of the employees concerned. Any excess or deficiency of the actuarial value of assets over the actuarial value of liabilities of the pension scheme is allocated over the average remaining service lives of current employees.

Contributions to the defined contribution pension scheme are expensed as they become payable.

2.	Turnover

Turnover comprises the value of goods sold to customers in the United Kingdom, exclusive of VAT. All turnover relates to continuing retail activities.

The directors consider the retailing of toys and other children related products to be the only line of business and the United Kingdom to be the only geographic location in which the company operates. Hence no further disclosure is required with respect to SSAP 25 Segmental Reporting.

3.	Operating profit

This is stated after charging/(crediting):

	Period from 2 Feb 03 to 31 Jan 04 £000	Period from 3 Feb 02 to 1 Feb 03 £000
Auditors’ remuneration - audit services	74	62
- non-audit services	57	22

	131	84

Depreciation of owned fixed assets	9,401	8,744

Operating lease rentals - land and buildings	21,944	20,881
- plant and machinery	1,505	1,437

Royalty payments	15,782	16,074

4.	Exceptional items

	Period from 2 Feb 03 to 31 Jan 04 £000	Period from 3 Feb 02 to 1 Feb 03 £000
Loss on disposal of fixed assets	—	1,047

5.	Staff costs

	Period from 2 Feb 03 to 31 Jan 04 £000	Period from 3 Feb 02 to 1 Feb 03 £000
Wages and salaries	42,885	44,716
Social security costs	3,230	3,311
Other pension costs (note 21)	945	817

	47,060	48,844

The monthly average number of employees during the 52 weeks was as follows:

	Period from 2 Feb 03 to 31 Jan 04 No.	Period from 3 Feb 02 to 1 Feb 03 No.
Distribution staff	4,599	4,588
Administrative staff	329	326

	4,928	4,914

Profit and loss account

for the 52 weeks from 1 February 2004 to 29 January 2005

	Period from 1 Feb 04 to 29 Jan 05 £000	(Restated) Period from 2 Feb 03 to 31 Jan 04 £000
Turnover	502,030	496,676
Cost of sales	328,449	332,030

Gross profit	173,581	164,646
Distribution costs	141,188	138,363
Administrative expenses	16,800	14,489

Operating profit	15,593	11,794
Profit on disposal of tangible fixed assets	3,958	—

	19,551	11,794

Interest receivable	2,830	1,931
Interest payable and similar charges	(13,704)	(12,532)

	(10,874)	(10,601)

Profit on ordinary activities before taxation	8,677	1,193
Tax on profit on ordinary activities	2,416	1,538

Profit retained/(loss) for the financial 52 weeks	6,261	(345)

Statement of total recognised gains and losses

There are no recognised gains or losses other than the profit of £6,261,000 attributable to the shareholders for the 52 weeks ended 29 January 2005 (2004 - loss of £345,000).

Balance Sheet

at 29 January 2005

	29 Jan 05 £000	31 Jan 04 £000
Fixed assets
Tangible assets	200,752	201,571

Current assets
Stocks	46,384	41,416
Debtors	30,107	36,110
Cash at bank	1,294	87,648

	77,785	165,174
Creditors: amounts falling due within one year	174,662	270,579

Net current liabilities	(96,877)	(105,405)

Total assets less current liabilities	103,875	96,166
Creditors: amounts falling due after more than one year	55,000	55,000
Provisions for liabilities and charges	16,184	14,736

	32,691	26,430

Capital and reserves
Called up share capital	100	100
Profit and loss account	32,591	26,330

Equity shareholders’ funds	32,691	26,430

Approved by the Board on 15/08/05

Notes to the financial statements

at 29 January 2005

1.	Accounting policies (continued)

Deferred taxation

Deferred tax is recognised in respect of all timing differences that have originated but not reversed at the balance sheet date where transactions or events have occurred at that date that will result in an obligation to pay more, or a right to pay less or to receive more, tax, with the following exceptions:

•	Provision is made for gains on disposal of fixed assets that have been rolled over into replacement assets only where, at the balance sheet date, there is a commitment to dispose of the replacement assets with no likely subsequent roll over.

•	Deferred tax assets are recognised only to the extent that the directors’ consider that it is more likely than not that there will be suitable taxable profits from which the future reversal of the underlying timing differences can be deducted.

Deferred tax is measured on an undiscounted basis at the tax rates that are expected to apply in the periods in which timing differences reverse, based on tax rates and laws enacted or substantively enacted at the balance sheet date.

Foreign currencies

Transactions in foreign currencies are recorded at the rate ruling at the date of the transaction. Monetary assets and liabilities denominated in foreign currencies are retranslated at the rate of exchange ruling at the balance sheet date. All differences are taken to the profit and loss account.

Operating lease agreements

Rentals paid under operating leases are charged to income on a straight line basis over the term of the lease.

Pension costs

The company operates both a defined benefit pension scheme and a defined contribution pension scheme. Contributions to the defined benefit pension scheme continue to be recognised under SSAP 24 on a systematic basis so that the costs of providing retirement benefits to employees are evenly matched, so far as possible, to the service lives of the employees concerned. Any excess or deficiency of the actuarial value of assets over the actuarial value of liabilities of the pension scheme is allocated over the average remaining service lives of current employees.

Contributions to the defined contribution pension scheme are expensed as they become payable.

2.	Turnover

Turnover comprises the value of goods sold to customers in the United Kingdom, exclusive of VAT. All turnover relates to continuing retail activities.

The directors’ consider the retailing of toys and other children related products to be the only line of business and the United Kingdom to be the only geographic location in which the company operates. Hence no further disclosure is required with respect to SSAP 25 Segmental Reporting.

Notes to the financial statements

at 29 January 2005

3.	Operating profit

This is stated after charging/(crediting):

	Period from 1 Feb 04 to 29 Jan 05 £000	Period from 2 Feb 03 to 31 Jan 04 £000
Auditors’ remuneration - audit services	98	74
- non-audit services	13	57

Depreciation of owned fixed assets	10,027	9,401

Operating lease rentals - land and buildings	25,076	21,944
- plant and machinery	1,627	1,505

Royalty payments	15,352	15,782

4.	Exceptional items

	Period from 1 Feb 04 to 29 Jan 05 £000	Period from 2 Feb 03 to 31 Jan 04 £000
Profit on disposal of fixed assets	3,958	—

5.	Staff costs

	Period from 1 Feb 04 to 29 Jan 05 £000	Period from 2 Feb 03 to 31 Jan 04 £000
Wages and salaries	47,370	42,885
Social security costs	3,786	3,230
Other pension costs (note 20)	1,109	945

	52,265	47,060

The monthly average number of employees during the 52 weeks was as follows:

	Period from 1 Feb 04 to 29 Jan 05 £000 No.	Period from 2 Feb 03 to 31 Jan 04 £000 No.
Distribution staff	4,464	4,599
Administrative staff	337	329

	4,801	4,928

Notes to the financial statements

at 29 January 2005

6.	Directors’ emoluments

	Period from 1 Feb 04 to 29 Jan 05 £000	Period from 2 Feb 03 to 31 Jan 04 £000
Emoluments	1,505	960

Value of company pension contributions to money purchase schemes	101	98